  MAS                                           INSTITUTIONAL CLASS PROSPECTUS
---------
MAS FUNDS



                           Small Cap Growth Portfolio
                                 June 29, 1998

Client Services: 1-800-354-8185 Prices and Investment Results: 1-800-522-1525

MAS Funds (the Fund) is a no-load mutual fund consisting of thirty portfolios, one of which is described in this Prospectus. This Prospectus offers the Institutional Class Shares of the Small Cap Growth Portfolio.

--------------------------------------------------------------------------------
                               PORTFOLIO PAGE REFERENCE

                               How to Use This Prospectus:              2

                               Prospectus Summary:                      3

                               Prospectus Glossary:
                               Strategy                                 7
                               Investments                              7

                               General Shareholder
                               Information:                            10


                               Table of Contents:              Back Cover


This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated June 29, 1998 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
               UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





MILLER
ANDERSON
& SHERRERD, LLP  ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185

EXPENSE SUMMARY -- INSTITUTIONAL CLASS SHARES

The following tables illustrate the various expenses and fees that a shareholder in the portfolio will incur either directly or indirectly. The Adviser may from time to time waive fees or reimburse expenses thereby reducing total operating expenses.

                  Shareholder Transaction Expenses:
                  Sales Load Imposed on Purchases                         None
                  Sales Load Imposed on Reinvested Dividends              None
                  Redemption Fees                                         None
                  Exchange Fees                                           None

                  Annual Fund Operating Expenses:
                  (as a percentage of average net assets after fee waivers)
                  12b-1 Fees                                              None
                  Shareholder Servicing Fee                               None



                      Investment                         Total
                       Advisory          Other         Operating
     Portfolio           Fees           Expenses       Expenses
------------------   ------------   ---------------   ----------
 Small Cap Growth       0.700%*          0.450%**        1.150%

The Total Operating Expense ratios reflected in the table above may be higher than the ratio of expenses actually deducted from portfolio assets because of the effect of expense offset arrangements. The result of such arrangements is to offset expenses that otherwise would be deducted from portfolio assets.

 * Until further notice, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary to keep Total Operating Expenses actually deducted from portfolio assets for the Small Cap Growth Portfolio from exceeding 1.15%. Absent such waivers and/or reimbursements by the Adviser, Total Operating Expenses would be 1.45%.

** Other expenses are based on estimated amounts for the current year.

EXAMPLE

The purpose of this table is to assist in understanding the various expenses that a shareholder in the portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Because the portfolio has less than 10 months of operations, only the 1 and 3 year examples are shown, which are based on estimated expenses.


     Portfolio                1 year             3 year
------------------           --------           --------
Small Cap Growth                $12                $37


---------------------------------------------------------------
                          HOW TO USE THIS PROSPECTUS

A PROSPECTUS SUMMARY begins on page 3;

A description of YIELD AND TOTAL RETURN begins on page 4;

GENERAL INFORMATION including INVESTMENT LIMITATIONS begins on page 4;

A SUMMARY PAGE for the portfolio's Objective, Policies and Strategy begins on page 6;

The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 7; and

GENERAL SHAREHOLDER INFORMATION begins on page 10.


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MAS Funds - 2         Terms in bold type are defined in the Prospectus Glossary

SUMMARY INFORMATION:

The following information should be read in conjunction with the specific information about the portfolio.

OBJECTIVES: The portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by the portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. The objective of the portfolio is fundamental and may only be changed with approval of holders of a majority of the shares of the portfolio. The achievement of the portfolio's objective cannot be assured.

RISK FACTORS: Prospective investors in the Fund should consider the following factors as they apply to the portfolio's allowable investments and policies. See the Prospectus Glossary for more information on terms printed in bold type:

o The portfolio invests to a significant degree in Equity Securities of smaller companies. Investment in smaller capitalization companies may involve greater risk than that customarily associated with investments in larger, more established companies. Smaller companies may have more limited markets and financial resources, narrow product lines or lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and, if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Thus, the securities of smaller-sized companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies.

o The portfolio may invest in Repurchase Agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;

o The portfolio may participate in a Securities Lending program which entails a risk of loss should a borrower fail financially;

o Common Stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Portfolio's net asset value;

o Investments in Foreign Equities involve certain special considerations which are not typically associated with investing in U.S. companies. The portfolio may also engage in foreign currency exchange transactions. See Foreign Currency, Forwards, Futures & Options, and Swaps;

o Securities purchased on a When-Issued basis may decline or appreciate in market value prior to their actual delivery to the portfolio;

o The portfolio may invest a portion of its assets in Derivatives including Futures & Options. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that the portfolio could not close out a futures or options position when it would be most advantageous to do so; and

o The portfolio may invest in certain instruments such as Forwards, certain types of Futures & Options and When-Issued Securities which require the portfolio to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments. As asset segregation reaches certain levels, the portfolio may lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.


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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 3

HOW TO INVEST: Institutional Class Shares of the portfolio are available to clients of the Adviser with combined investments of $5,000,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Shares are offered directly to investors without a sales commission at the net asset value of the portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund.

HOW TO REDEEM: Shares of the portfolio may be redeemed at any time at the net asset value of the portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See Redemption of Shares and Shareholder Services.

THE FUND'S INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP (the "Adviser") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of the Morgan Stanley Dean Witter & Co., and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment counseling services to employee benefit plans, endowments, foundations and other institutional investors, and as of March 31, 1998 had in excess of $67.1 billion in assets under management.

THE FUND'S DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.

YIELD AND TOTAL RETURN:

From time to time the portfolio advertises its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return reflects changes in the price of a portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figures will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations).

The yield of the portfolio is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during the 30-day period by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees and any non recurring charges for the period stated.

The performance of the portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, returns of other investment advisers and mutual funds, and various indices as further described in the Statement of Additional Information.

The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.

GENERAL INFORMATION:

Suitability: The portfolio is designed for long-term investors who can accept the risks entailed in investing in the stock and bond markets, and is not meant to provide a vehicle for playing short-term swings in the market. The portfolio is designed principally for the investments of tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. Since such investors are not subject to Federal income taxes, securities transactions for the portfolio will not be influenced by the different tax treatment of capital gains and dividend income under the Internal Revenue Code.


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MAS Funds - 4        Terms in bold type are defined in the Prospectus Glossary

Securities Lending: The portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, the portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.

Illiquid Securities/Restricted Securities: The portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to
Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.

Turnover: The Adviser manages the portfolio generally without regard to restrictions on portfolio turnover. In general, the portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held.

The portfolio's annual turnover rate is expected not to exceed 250%. This high rate of annual turnover necessarily results in correspondingly heavier brokerage and portfolio trading costs which are paid by the portfolio. In addition to portfolio trading costs, higher rates of annual turnover may result in the realization of capital gains. To the extent net term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Cash Equivalents/Temporary Defensive Investing: Although the portfolio intends to remain substantially invested, a small percentage of the portfolio's assets are generally held in the form of Cash Equivalents in order to meet redemption requests and otherwise manage the daily affairs of the portfolio. In addition, the portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in Cash Equivalents listed for the portfolio without limit.

Concentration: Concentration is defined as investment of 25% or more of a portfolio's total assets in the securities of issuers operating in any one industry. The portfolio will not concentrate investments in any one industry.

Investment Limitations: The portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:

(a) with respect to 75% of its assets, the portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b) with respect to 75% of its assets, the portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer.

Limitations (a) and (b), and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of the portfolio. The other investment limitations described here and in the Statement of Additional Information are not fundamental policies meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth in this prospectus or the Statement of Additional Information is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 5

Small Cap Growth Portfolio

Objective:      To achieve long-term capital growth by investing primarily in common stocks of smaller size companies which are deemed by the Adviser to offer long-term growth potential.

Approach:       The Adviser uses a four-part process combining quantitative, fundamental, and valuation analysis with a strict selling discipline. Stocks that pass an initial screen based on estimate revisions undergo detailed fundamental research.
                Valuation analysis is used to eliminate the most overvalued securities. Holdings are sold when their estimate-revision scores fall to unacceptable levels, when fundamental research uncovers unfavorable trends, or when their valuations exceed the level that the Adviser believes is reasonable given their growth prospects. Due to its emphasis on long-term capital growth, dividend income will be lower than for the Equity and Value Portfolios.

Policies:       Generally at least 65% invested in Equity Securities of
                small-cap companies offering long-term growth potential
                Up to 5% invested in Foreign Equities (excluding ADRs)
                Derivatives may be used to pursue portfolio strategy

Capitalization
 Range: Generally matching the capitalization range represented by the Russell 2000 Index (currently $50 million to $1 billion)

Allowable        ADRs                 Foreign Currency      Investment Companies      Rights
Investments:     Cash Equivalents     Foreign Equities      Preferred Stock           Warrants
                 Common Stocks        Futures & Options     Repurchase Agreements     When Issued Securities
                 Convertibles

Comparative Index: Russell 2000 Index

Strategy:       Growth Stock Investing


Portfolio
 Management
 Team:          Arden C. Armstrong and David P. Chu


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MAS Funds - 6        Terms in bold type are defined in the Prospectus Glossary

                              PROSPECTUS GLOSSARY

            CHARACTERISTICS AND RISKS OF STRATEGIES AND INVESTMENTS

STRATEGY

Growth Stock Investing: Seeks to invest in Common Stocks generally characterized by higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in genral as measured by the S&P 500 Index.

INVESTMENTS

The portfolio may invest in the securities defined below in accordance with its listing of Allowable Investments and any quality or policy constraints.

ADRs--American Depository Receipts: are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders. ADRs also include American Depositary Shares.

Cash Equivalents: are short-term fixed-income instruments comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the Foreign Investing section of this Prospectus.

The portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio;

(2) The portfolio may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;


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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 7

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) Repurchase Agreements collateralized by securities listed above.

Common Stocks: are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: are convertible bonds or shares of convertible Preferred Stock which may be exchanged for a fixed number of shares of Common Stock at the purchaser's option.

Derivatives: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. The portfolio may enter into over-the-counter Derivatives transactions with counterparties approved by the Adviser in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to, Forwards and Futures and Options.

Equity Securities: Commonly include but are not limited to Common Stock, Preferred Stock, ADRs, Rights, Warrants, Convertibles, and Foreign Equities.

Foreign Currency: A portfolio investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The portfolio may hold foreign currency or purchase or sell currencies on a forward basis (see Forwards).

Foreign Equities: are Common Stock, Preferred Stock, Rights and Warrants of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

Futures & Options--Futures Contracts, Options on Futures Contracts and Options: are Derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.

The portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

Possible Risks: The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by the portfolio and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by a portfolio; and
(ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an


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MAS Funds - 8         Terms in bold type are defined in the Prospectus Glossary
adverse impact on the portfolio's ability to execute futures and options strategies; (iii) potentially unlimited losses with respect to certain futures contracts; and (iv) inaccurate predictions of the direction of stock prices, interest rates and other economic factors, which determine the extent of gains and losses from options and futures. Additional risks associated with options transactions are (i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the- counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances;
(iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that the portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.

Investment Companies: The portfolio is permitted to invest in shares of other open-end or closed-end investment companies. The Investment Company Act of 1940 (the "1940 Act) generally prohibits the portfolios from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent the portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the portfolio itself. The portfolios may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

Preferred Stock: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.

Repurchase Agreements: are transactions by which a portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.

Pursuant to an order issued by the SEC, the Fund's portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that portfolio's percentage share in the total Repurchase Agreement.

Rights: represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Warrants: are options issued by a corporation which give the holder the option to purchase stock.

When-Issued Securities: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by the portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although the portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.


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Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 9

                        GENERAL SHAREHOLDER INFORMATION

PURCHASE OF SHARES

Institutional Class Shares are available to clients of the Adviser with combined investments of $5,000,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others.

Institutional Class Shares of the portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. The portfolio determines net asset value as described under General Shareholder Information-Valuation of Shares each day that the portfolio is open for business. See Other Information-Closed Holidays and General Shareholder Information--Valuation of Shares.

Initial Purchase by Mail: Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Registration Form (provided at the end of the prospectus) and mailing it to MAS Funds c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868 together with a check ($5,000,000 minimum) payable to MAS Funds.

The Small Cap Growth Portfolio should be designated on the Account Registration Form. Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited at the net asset value per share of the portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund. Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. Shareholders can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire: Subject to acceptance by the Fund, Institutional Class Shares of the portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank, The Chase Manhattan Bank (see instructions below). A completed Account Registration Form should be forwarded to MAS Funds' Client Services Group in advance of the wire. Notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value.

Institutional Class Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds Wire in a specified amount to the Fund's Custodian Bank using the following wiring instructions:

                        The Chase Manhattan Bank
                        1 Chase Manhattan Plaza
                        New York, NY 10081
                        ABA #021000021
                        DDA #910-2-734143
                        Attn: MAS Funds Subscription Account
                        Ref: (Small Cap Growth Portfolio, Account Number, Account Name)

Federal Funds purchases will be accepted only on a day on which the portfolio is open for business. See Other Information-Closed Holidays.

Additional Investments: Additional investments of Institutional Class Shares at net asset value may be made at any time (minimum additional investment $1,000) by mailing a check (payable to MAS Funds) to MAS Funds' Client Services Group at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian Bank as outlined above. Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. Notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value.


--------------------------------------------------------------------------------
MAS Funds - 10        Terms in bold type are defined in the Prospectus Glossary

Other Purchase Information: The Fund reserves the right, in its sole discretion, to suspend the offering of any of its portfolios or to reject any purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Fund also reserves the right, in its sole discretion, to waive the minimum initial and additional investment amounts.

Purchases of the portfolio's shares will be made in full and fractional shares of the portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Institutional Class Shares of the portfolio are also sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (Shareholder Organizations). Investors purchasing and redeeming shares of the portfolio through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from Shareholder Organizations for the sale of Institutional Class Shares.

REDEMPTION OF SHARES

Shares of the portfolio may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of shares redeemed may be more or less than the purchase price, depending on the net asset value at the time of redemption which is based on the market value of the investment securities held by the portfolio. See Other Information-Closed Holidays and Valuation of Shares.

By Mail: The portfolio will redeem shares at the net asset value next determined after the request is received in good order. Requests should be addressed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees (see Signature Guarantees); and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Signature Guarantees: To protect your account, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact MAS Funds' Client Services Group for further details.

By Telephone: Provided the Telephone Redemption Option has been authorized by the shareholder on the Account Registration Form, a redemption of shares may be requested by calling MAS Funds' Client Services Group and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Shares cannot be redeemed by telephone if share certificates are held for those shares.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 11

By Facsimile: Written requests in good order (see above) for redemptions, exchanges, and transfers may be forwarded to the Fund via facsimile. All requests sent to the Fund via facsimile must be followed by a telephone call to MAS Funds' Client Services Group to ensure that the instructions have been properly received by the Fund. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

Payment of the redemption proceeds will ordinarily be made within three business days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date of redemption at times when the New York Stock Exchange ("NYSE"), the Custodian, or the Fund is closed (see Other Information-Closed Holidays) or under any emergency circumstances as determined by the SEC.

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.

SHAREHOLDER SERVICES

Exchange Privilege: The portfolio's Institutional Class Shares may be exchanged for shares of the Fund's other portfolios offering Institutional Class Shares based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to portfolios that are qualified for sale in a shareholder's state of residence. The Fund's other portfolios are offered through a separate prospectus, which should be obtained and read carefully before investing. There are no exchange fees. Exchange requests should be sent to MAS Funds, c/o Miller Anderson & Sherrerd, LLP,
One Tower Bridge, West Conshohocken, PA 19428-0868.

Because an exchange of shares amounts to a redemption from one portfolio and purchase of shares of another portfolio, the above information regarding purchase and redemption of shares applies to exchanges. Shareholders should note that an exchange between portfolios is considered a sale and purchase of shares. The sale of shares may result in a capital gain or loss for tax purposes.

The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing. The Fund reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

Transfer of Registration: The registration of Fund shares may be transferred by writing to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868. As in the case of redemptions, the written request must be received in good order as defined above. Unless shares are being transferred to an existing account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party.

VALUATION OF SHARES

Net asset value per share is determined by dividing the total market value of the portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the portfolio. Net asset value per share is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Equity Securities listed on a U.S. securities exchange or Nasdaq for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed Equity Securities is taken from the exchange where the security is primarily traded. Equity


--------------------------------------------------------------------------------
MAS Funds - 12       Terms in bold type are defined in the Prospectus Glossary

Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars. Unlisted Equity Securities and listed U.S. Equity Securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. All other securities generally are valued at market value. The value of securities for which market quotations are not readily available (including restricted securities), and, to the extent permitted by the SEC, securities for which the value has been materially affected by events occurring after the close of the market on which they principally trade, are determined in good faith at fair value using methods approved by the Trustees.

DIVIDENDS, DISTRIBUTIONS AND TAXES:

The portfolio normally distributes substantially all of its net investment income on an annual basis.

If the portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made.

If any net gains are realized from the sale of underlying securities, the portfolio normally distributes such gains with the last distribution for the calendar year.

All dividends and capital gains distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund and may be made on the Account Registration Form.

Undistributed net investment income is included in the portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

TAXES: The following is a summary of some important tax issues that affect the portfolio and its shareholders. The summary is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the tax treatment of the portfolio or its shareholders. More information about taxes is in the Statement of Additional Information. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

Federal Taxes: The portfolio is treated as a separate entity for federal income tax purposes and intends to qualify for the special tax treatment afforded regulated investment companies. As such, the portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify shareholders annually as to the tax classification of all distributions.

Income dividends received by shareholders will be taxable as ordinary income, whether received in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by the portfolio from U.S. corporations. Capital gains distributions are taxable to shareholders at capital gains rates. The portfolio will designate capital gains distributions to individual shareholders as either subject to the federal capital gains rate imposed on property held for more than 18 months or on property held for more than 1 year but not more than 18 months.

Distributions paid in January but declared by the portfolio in October, November or December of the previous year are taxable to shareholders in the previous year.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 13

The portfolio intends to declare and pay dividends and distributions so as to avoid imposition of the federal excise tax applicable to regulated investment companies. Further discussion is included in the Statement of Additional Information.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends and capital gains distributions) paid to shareholders. In order to avoid this withholding requirement, shareholders must certify on their Account Registration Form that their Social Security Number or Taxpayer Identification Number is correct, and that they are not subject to backup withholding. Exchanges and redemptions of shares in a portfolio are taxable events.

Foreign Income Taxes: Investment income received by the portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source.

State and Local Taxes: The Fund is formed as a Pennsylvania Business Trust and is not liable for any corporate income or franchise tax of the Commonwealth of Pennsylvania. Shareholders should consult their tax advisors for the state and local income tax consequences of distributions from the portfolio.

TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

INVESTMENT ADVISER: The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP (the Adviser), is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co., and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of March 31, 1998 had in excess of $67.1 billion in assets under management. On May 31, 1997, Morgan Stanley Group Inc., then the indirect parent of the Adviser, merged with Dean Witter, Discover & Co. to form Morgan Stanley Dean Witter & Co. (formerly, Morgan Stanley, Dean Witter, Discover & Co.). In connection with this transaction, the Adviser entered into a new Investment Management Agreement ("Agreement") with MAS Funds dated May 31, 1997, which Agreement was approved by the shareholders of each portfolio at a special meeting held on May 1, 1997 or at an adjournment of such meeting held on May 12, 1997. The Adviser will retain its name and remain at its current location, One Tower Bridge, West Conshohocken, PA 19428. The Adviser will continue to provide investment counseling services to employee benefit plans, endowments, foundations and other institutional investors.

Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolios and to place each portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, the portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate of 1.00%.



--------------------------------------------------------------------------------
MAS Funds - 14       Terms in bold type are defined in the Prospectus Glossary

PORTFOLIO MANAGEMENT

A description of the business experience during the past five years for each of the investment professional who are primarily responsible for the day-to-day management of the portfolio is as follows:

Arden C. Armstrong, Managing Director, Morgan Stanley, joined MAS in 1986. She assumed responsibility for the Mid Cap Growth Portfolio in 1990, the Growth Portfolio in 1993, the Equity Portfolio in 1994 and the Small Cap Growth Portfolio in 1998.

David P. Chu, Vice President, Morgan Stanley, joined MAS in 1998. He served as Senior Equity Analyst from 1992 to 1997 and as Co-Portfolio Manager in 1997 for NationsBank and its subsidiary, TradeStreet Investment Associates, Inc. He assumed responsibility for the Mid Cap Growth and Small Cap Growth Portfolios in 1998.

ADMINISTRATIVE SERVICES: MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 18, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.

GENERAL DISTRIBUTION AGENT: Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

PORTFOLIO TRANSACTIONS: The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolios. In doing so, a portfolio may pay higher commission rates or markups on principal transactions than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker or dealer effecting the transaction.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the portfolios for their clients.

Some securities considered for investment by each of the Fund's portfolios may also be appropriate for other clients served by the Adviser. The Adviser may place a combined order for two or more accounts or portfolios for the purchase or sale of the same security if, in its judgement, joint execution is in the best interest of each participant and will result in best price and execution. If purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. The Adviser may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., the parent of MAS's general partner and limited partner, to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.

OTHER INFORMATION: Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of thirty portfolios.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 15

The shares of each portfolio of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

Custodians: The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The custodians hold cash, securities and other assets as required by the 1940 Act.

Transfer and Dividend Disbursing Agent: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913, serves as the Funds' Transfer Agent and dividend disbursing agent.

Reports: Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.

Litigation: The Fund is not involved in any litigation.

Closed Holidays: Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Year 2000: The management and distribution services provided to the Fund by the Adviser and the Distributor depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or 1980, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and the Distributor have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser and the Distributor are monitoring their remedial efforts, however, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the portfolio invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the portfolio's investments may be adversely affected.



--------------------------------------------------------------------------------
MAS Funds - 16       Terms in bold type are defined in the Prospectus Glossary

TRUSTEES AND OFFICERS

The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:

Thomas L. Bennett,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; formerly, Director, Morgan Stanley Universal Funds, Inc.

Thomas P. Gerrity, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Fannie Mae; Director, Reliance Group Holdings; Director, CVS Corporation; Director, IKON Office Solutions, Inc.; formerly, Director, Union Carbide Corporation.

Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

Joseph J. Kearns, Trustee; investment consultant; Chief Investment Officer, The
J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

Vincent R. McLean, Trustee; Director, Legal and General America, Inc., Director, William Penn Life Insurance Company of New York; formerly, Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Bapitist Churches, The Indonesia Fund, The Landmark Funds; formerly, Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------

James D. Schmid, President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; formerly, Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly, Vice President, The Chase Manhattan Bank.

James A. Gallo, Treasurer, MAS Funds; Head of Fund Administration, Miller, Anderson and Sherrerd, LLP; formerly, Manager, Investment Accounting and then Vice President and Director of Investment Accounting, PFPC, Inc.

Lorraine Truten, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

John H. Grady, Jr., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius LLP.

Richard J. Shoch, Assistant Secretary, MAS Funds; Fund Compliance Officer, Miller, Anderson & Sherrerd, LLP; formerly, Fund Legal Administrator and then Counsel, Vice President and Assistant Secretary, SEI Corporation.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 17

                     (This page intentionally left blank)















--------------------------------------------------------------------------------
MAS Funds - 18       Terms in bold type are defined in the Prospectus Glossary

--------------------------------------------------------------------------------
   MAS                                      ACCOUNT REGISTRATION FORM
---------
MAS FUNDS                                   MAS Fund Distribution, Inc.
                                            General Distribution Agent
-------------------------------------------------------------------------------
(1) REGISTRATION/PRIMARY MAILING ADDRESS
    Confirmations and month-end statements will be mailed to this address.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Attention
          ---------------------------------------------------------------------
Street or P.O. Box
                   ------------------------------------------------------------
City                            State                         Zip
    ----------------------------     ---------------------        -------------
Telephone No.
              -----------------------
Form of Business Entity: / / Corporation / / Partnership / / Trust / / Other___

Type of Account:

         / / Defined Benefit Plan  / / Defined Contribution Plan
                    / / Profit Sharing/Thrift Plan
/ / Other Employee Benefit Plan
                                -----------------------------------------------
/ / Endowment  / / Foundation  / / Taxable  / / Other (Specify)
                                                                  -------------
/ / United States Citizen   / / Resident Alien

/ / Non-Resident Alien, Indicate Country of Residence
                                                      ------------------
===============================================================================

(2) INTERESTED PARTY OPTION
In addition to the account statement sent to the above registered address, the Fund is authorized to mail duplicate statements to the name and address provided at right.
For additional interested party mailings, please attach a separate sheet.

Attention
          ---------------------------------------------------------------------
Company
(If Applicable)
               ----------------------------------------------------------------
Street or P.O. Box
                   ------------------------------------------------------------
City                            State                         Zip
    ----------------------------     ---------------------        -------------
Telephone No.
              -----------------------
===============================================================================
(3) INVESTMENT
    For Purchase of:


        / / Small Cap Growth Portfolio

===============================================================================

(4)  TAXPAYER IDENTIFICATION NUMBER
     Part 1.
       Social Security Number

       ---------------------
                 or
   Employer Identification Number

   ------------------------------
    Part 2. BACKUP WITHHOLDING
    / / Check the box if the account is subject to Backup Withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code.
-------------------------------------------------------------------------------
                           IMPORTANT TAX INFORMATION
You (as a payee) are required by law to provide us (as payer) with your correct taxpayer identification number. Accounts that have a missing or incorrect taxpayer identification number will be subject to backup withholding at a 31% rate on ordinary income and capital gains distribution as well as redemptions. Backup withholding is not an additional tax; the tax liability of person subject to backup withholding will be reduced by the amount of tax withheld.

You may be notified that you are subject to backup withholding under section 3406(a)(1)(C) because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment. If you have been so notified, check the box in
PART 2 at left.

-------------------------------------------------------------------------------
MILLER
ANDERSON
& SHERRERD, LLP ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------
                                                                SIDE ONE OF TWO

--------------------------------------------------------------------------------
  MAS
---------
MAS FUNDS

-------------------------------------------------------------------------------
(5) TELEPHONE REDEMPTION OPTION

Please sign below if you wish to redeem or exchange shares by telephone. Redemption proceeds requested by phone may only be mailed to the account's primary registration address or wired according to bank instructions provided in writing. A signature guarantee is required if the bank account listed below is not registered identically to your Fund Account.

The Fund and its agents shall not be liable for reliance on phone instructions reasonably believed to be genuine. The Fund will maintain procedures designed to authenticate telephone instructions received.

Telephone requests for redemptions or exchanges will not be honored unless signature appears below.

(X)
---------------------------------------------
Signature                             Date
===============================================================================
(6) WIRING INSTRUCTIONS -- The instructions provided below may only be changed by written notification.

Please check appropriate box(es):

/ / Wire redemption proceeds
/ / Wire distribution proceeds (please complete box (7) below)

--------------------------------------------         ------------------------
 Name of Commercial Bank (Net Savings Bank)               Bank Account No.

-----------------------------------------------------------------------------
                Name(s) in which your Bank Account is Established

-----------------------------------------------------------------------------
                              Bank's Street Address

------------------------------------------------   --------------------------
   City                State              Zip          Routing/ABA Number
===============================================================================
(7) DISTRIBUTION OPTION -- Income dividends and capital gains distributions (if any) will be reinvested in additional shares unless either box below is checked. The instructions provided below may only be changed by written notification.

   / / Income dividends and capital gains to be paid in cash.

   / / Income dividends to be paid in cash and capital gains distribution in additional shares.

  / /  Income dividends and capital gains to be reinvested in additional shares.

 If cash option is chosen, please indicate instructions below:

   / / Mail distribution check to the name and address in which account is registered.

   / / Wire distribution to the same commercial bank indicated in Section 6 above.
===============================================================================

(8) WIRING INSTRUCTIONS

    For purchasing Shares by wire, please send a Fedwire payment to:

    The Chase Manhattan Bank
    1 Chase Manhattan Plaza
    New York, NY 10081
    ABA# 021000021
    DDA# 910-2-734143
    Attn: MAS Funds Subscription Account
    Ref. (Portfolio name, your Account number, your Account name)

===============================================================================
  SIGNATURE(S) OF ALL HOLDERS AND TAXPAYER CERTIFICATION
  The undersigned certify that I/we have full authority and legal capacity to purchase shares of the Fund and affirm that I/we have received a current MAS Funds Prospectus and agree to be bound by its terms. Under penalties of perjury I/we certify that the information provided in Section 4 above is true, correct and complete. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

  (X)
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     Signature                                                   Date
  (X)
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     Signature                                                   Date
  (X)
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     Signature                                                   Date
  (X)
     ------------------------------------------------------------------
     Signature                                                   Date
                This application is separate from the prospectus.


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                               FOR INTERNAL USE ONLY
      (X)
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      Signature                                                   Date

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                             O / /     F / /
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MILLER
ANDERSON
& SHERRERD, LLP ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
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                                                                SIDE TWO OF TWO

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   MAS                                                          PROSPECTUS
---------
MAS FUNDS

                                 June 29, 1998

         Investment Adviser and Administrator: Transfer Agent:

         Miller Anderson & Sherrerd, LLP      Chase Global Funds
         One Tower Bridge                     Services Company
         West Conshohocken,                   73 Tremont Street
         Pennsylvania 19428-2899              Boston, Massachusetts 02108-0913

                                General Distribution Agent:

                                MAS Fund Distribution, Inc.
                                One Tower Bridge
                                P.O. Box 868
                                West Conshohocken,
                                Pennsylvania 19428-0868



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                               Table of Contents

                             Page                                          Page
                             ----                                          ----

     Fund Expenses            2              General Shareholder
     Prospectus Summary       3              Information
     Yield and Total Return   4              Purchase of Shares             10
     Investment Suitability   4              Redemption of Shares           11
     Investment Limitations   5              Shareholder Services           12
     Portfolio Summary        6              Valuation of Shares            12
     Portfolio Summary        6              Dividends, Distributions
     Prospectus Glossary                     and Taxes                      13
      Strategy                7              Investment Adviser             14
      Investments             7              Portfolio Management           15
                                             Administrative Services        15
                                             General Distribution Agent     15
                                             Portfolio Transactions         15
                                             Other Information              15
                                             Trustees and Officers          17

MILLER
ANDERSON
& SHERRERD, LLP  ONE TOWER BRIDGE o WEST CONSHOCKEN, PA 19428 o 800-354-8185

                     MAS FUNDS - SMALL CAP GROWTH PORTFOLIO
                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 29, 1998


MAS Funds (the "Fund") is a no load mutual fund consisting of twenty-nine portfolios offering a variety of investment alternatives. This Statement of Additional Information sets forth information about the Small Cap Growth Portfolio (the "portfolio"). The portfolio had not commenced operations as of September 30, 1997.

This Statement is not a prospectus but should be read in conjunction with the Fund's prospectus dated June 29, 1998, as revised from time to time. To obtain the prospectus, please call the Client Services Group.

                      Client Services Group: 1-800-354-8185
                  Prices and Investment Results: 1-800-522-1525


                                TABLE OF CONTENTS


                                                                       Page
                                                                       ----
Business History                                                        3
Strategies and Investments                                              3
Repurchase Agreements                                                   3
Securities Lending                                                      3
Foreign Investments                                                     4
Futures Contracts                                                       5
Restrictions on the Use of Futures Contracts                            6
Risk Factors in Futures Transactions                                    6
Options                                                                 7
Options on Foreign Currencies                                           7
Combined Transactions                                                   8
Risks of Options on Futures Contracts, Forward Contracts and
 Options on Foreign Currencies                                          9
Foreign Currency Exchange-Related Securities                           10
Restricted Securities                                                  11
U.S. Government Securities                                             11
Eurodollar and Yankee Obligations                                      12
Tax Considerations                                                     12
Purchase of Shares                                                     14
Redemption of Shares                                                   14
Transactions with Broker/Dealers                                       14
Shareholder Services                                                   15
Investment Limitations                                                 15
Management of the Fund                                                 17
Investment Adviser                                                     20
Administration                                                         21
Distributor for Fund                                                   21
Custodians                                                             21
Portfolio Transactions                                                 21
General Information                                                    22

Performance Information                                                24
Comparative Indices                                                    26
Financial Statements                                                   26
Appendix-Description of Securities and Ratings                         27

                                BUSINESS HISTORY

MAS Funds (formerly MAS Pooled Trust Fund) is an open end management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993. The Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February, 1984.

                           STRATEGIES AND INVESTMENTS

The following information supplements the characteristics and risks of strategies and investments set forth in the portfolio's prospectus:

                              REPURCHASE AGREEMENTS

The portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which the portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by the portfolio have a total value in excess of the value of the repurchase agreement and are held by the portfolio's custodian bank until repurchased. Such agreements permit the portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Adviser and the Fund's Administrator will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

                               SECURITIES LENDING

The portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the portfolio. The portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 ( the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the portfolio at any time, and (d) the portfolio receive reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trustees.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan must be called and the securities voted.

                               FOREIGN INVESTMENTS

Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the portfolio will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the portfolio permit it to enter into forward foreign currency exchange contracts in order to hedge its respective holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

The portfolio may invest in Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") to the extent that they come available. GDRs and EDRs are typically issued by foreign depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing the unsponsored GDRs and EDRs. The depositary of unsponsored

GDRs and EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs and EDRs voting rights with respect to the deposited securities or pool of securities. GDRs and EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designed for use in securities markets outside the U.S. The Funds may invest in sponsored and unsponsored GDRs and EDRs. For purposes of the Funds' investment policies, a Funds' investments in GDRs or EDRs will be deemed to be investments in the underlying securities.

                                FUTURES CONTRACTS

The portfolio may enter into futures contracts, options, and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on the basis of margin deposits that may range upward from less than 5% of the value of the contract being traded. A portfolio's margin deposits will be placed in a segregated account maintained by the Fund's Custodian or with a futures commission merchant as approved by the Fund's Board of Trustees.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Fund require that the aggregate initial margins and premiums required to establish non-hedging positions not exceed 5% of the liquidation value of the portfolio.

Although techniques other than the sale and purchase of futures contracts could be used to control the portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

                  RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

The portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

                      RISK FACTORS IN FUTURES TRANSACTIONS

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the portfolio may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the portfolio's ability to effectively hedge. The portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the portfolio of margin deposits in the event of bankruptcy of a broker with whom the portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

                                     OPTIONS

Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The portfolio expects generally to enter into OTC Options that have cash settlement provisions, although it is not require to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by the portfolio or sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the portfolio's limitation on investing in illiquid securities.

The portfolio may also write covered-call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to protect against a decline in the U.S. dollar value of a currency due to the changes of exchange rates vis a vis the U.S. dollar and the option is written for a currency other than the currency in which the security is denominated. In such circumstances, the portfolio will follow the coverage requirements as described in the preceding paragraph.

                          OPTIONS ON FOREIGN CURRENCIES

The portfolio may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

As in the case of other types of options, however, the benefit to the portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the portfolio could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

The portfolio may write options on foreign currencies for the same purposes. For example, where the portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The portfolio may only write covered call options on foreign currencies. A call option written on a foreign currency by the portfolio is "covered" if the portfolio owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if the portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the portfolio in cash or liquid securities in a segregated account with the Custodian, or (c) maintains in a segregated account cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.

The portfolio may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the portfolio will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

                              COMBINED TRANSACTIONS

The portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

     RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON
                               FOREIGN CURRENCIES

Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lesser trading volume.

                  FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

Foreign currency warrants--Foreign currency warrants are warrants which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities--Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based of the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper--Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

                              RESTRICTED SECURITIES

In determining whether restricted securities are liquid, a number of factors are considered such as: frequency of trades, the number of dealers willing to purchase or sell the security, and the number of potential buyers.

                           U.S. GOVERNMENT SECURITIES

The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the "full faith and credit" of the U.S..

Agency Securities: Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S.. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the U.S. include the Export Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the U.S. through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the U.S., but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the U.S., Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

An instrumentality of the U.S. Government is a Government agency organized under federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

                        EURODOLLAR AND YANKEE OBLIGATIONS

The portfolio can invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

                               TAX CONSIDERATIONS

In order for a portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, (i) a portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income; (ii) at the close of each quarter of a portfolio's taxable year, at least 50% of its total assets must be represented by cash and cash items, vs. government securities, securities of other regulated investment companies and such other securities with limitations; and (iii) at the close of each quarter of a portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer, or of two or more issuers engaged in same or similar businesses if the portfolio owns at least 20% of the voting power of such issuers.

The portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the portfolio's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the portfolio's other investments and shareholders will be advised of the nature of the payments.

The Taxpayer Relief Act of 1997 provides various capital gains rates which pertain to shareholders who are individuals. The portfolio will, therefore, designate distributions derived from capital gains of the portfolio (whether such distributions are paid in cash or additional shares) as a "20% rate gain distribution" or a "28% rate gain distribution" in accordance with guidance issued by the Internal Revenue Service. The Fund will notify shareholders annually as to the federal tax classification of dividends and distributions paid by a portfolio including, but not limited to notifying individuals as to the amount of capital gain distributions subject to the 20% and 28% federal capital gain tax rates. Distributions of dividends or capital gains may also be subject to state and local taxes.

Some of the options, futures contracts, forward contracts, and swap contracts entered into by the portfolio may be "Section 1256 contracts." Section 1256 contracts held by the portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the
Code) are "marked to market" with unrealized gains or losses treated as though they were realized. Any gains or losses, including "marked to market" gains or losses, on Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by the portfolio, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the portfolio. In addition, losses realized by the portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

The portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the portfolio that did not engage in such hedging transactions.

The Taxpayer Relief Act of 1997 provides constructive sales treatment for appreciated financial positions such as stock which has increased in value in the hands of the portfolio. Under this constructive sales treatment, the portfolio may be treated as having sold such stock and be required to recognize gain if it enters into a short sale, an offsetting notional principal contract, a futures or forward contract, or a similar transaction with respect to such stock or substantially identical property.

The portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the federal excise tax. To do so, the portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year.

Although, income received on direct U.S. Government obligations is taxable at the Federal level, such income is exempt from tax at the state level when received directly, and may be exempt, depending on the state, when received by a shareholder. The portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of dividends received from the portfolio is considered tax exempt in their particular states.

Any gain or loss recognized on a sale or redemption of shares of a portfolio by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than eighteen months, mid-term if the shares have been held for over one year but not for over eighteen months, and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 20%; mid-term capital gains are currently taxed at a maximum rate of 28%; and short-term gains are currently taxed at ordinary income tax rates. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a municipal portfolio fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares.

Foreign Income Taxes: Investment income received by the portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into Tax Treaties with many foreign countries which would entitle the portfolio to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the portfolio's assets to be invested within various countries is not known. The portfolio intends to operate so as to qualify for treaty-reduced rates of tax where applicable.

                               PURCHASE OF SHARES

The portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares (ii) to reject purchase orders, and (iii) to reduce or waive the minimum for initial and subsequent investments. The officers of the Fund may from time to time waive the minimum initial and subsequent investment requirements in connection with investments in the Fund by employees of the Adviser and its affiliates.

                              REDEMPTION OF SHARES

The portfolio may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange ("NYSE") is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the SEC may permit.

The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund's prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

No charge is made by the portfolio for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the portfolio.

                        TRANSACTIONS WITH BROKER/DEALERS

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order. In other words, orders will be priced at the net asset value net computed after such orders are accepted by an authorized broker or the broker's authorized designee.

                              SHAREHOLDER SERVICES

Exchange Privilege

The exchange privilege is only available with respect to a portfolio that is qualified for sale in a shareholder's state. Exchange requests should be sent to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868. Any such exchange will be based on the respective net asset values of the shares involved. Before making an exchange, a shareholder should consider the investment objectives of the portfolio to be purchased. Exchange requests may be made either by mail or telephone. Telephone exchanges (referred to as "expedited exchanges") will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts are identical. Requests for expedited exchanges received prior to the time at which the portfolio determines its net asset value, as described in the prospectus will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Expedited exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders. The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing.

For federal income tax purposes, an exchange between portfolios of the Fund is a taxable event, and, accordingly, a capital gain or loss may be realized. It is likely, therefore, that a capital gain or loss would be realized on an exchange between portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

Transfer of Shares

Shareholders may transfer shares of the portfolio to another person by written request to the Client Services Group at the address noted above. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

The portfolio of the Fund is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the portfolio.

As a matter of fundamental policy, the portfolio will not:

(1) invest in physical commodities or contracts on physical commodities;

(2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

(3) make loans except: (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental limitation (7), below,
(ii) by lending its portfolio securities, and (iii) by lending portfolio assets to other portfolios of the Fund, so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations, or interpretations or orders of the SEC thereunder;

(4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

(5) with respect to 75% of its assets, purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(6) borrow money, except (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(7) underwrite the securities of other issuers (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the disposition of restricted securities); and

(8) acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the portfolio's total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset-backed securities will be classified according to the underlying assets securing such securities.

The portfolio is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval.

As a matter of non-fundamental policy, the portfolio will not:

(1) enter into futures contracts to the extent that the portfolio's outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of the portfolio's total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage;

(2) write put or call options except to the extent described above in (1);

(3) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that the portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

(4) sell short unless, the portfolio (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

(5) borrow money other than from banks or other portfolios of MAS Funds, provided that the portfolio may borrow from banks or other portfolios of MAS Funds so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or purchase additional securities when borrowings exceed 5% of total (gross) assets;

(6) pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that the portfolio may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

(7) invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board of Trustees;

(8) invest for the purpose of exercising control over management of any company; and

(9) invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

                             MANAGEMENT OF THE FUND

Trustees and Officers

The Fund's officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Fund. The Trustees set broad policies for the Fund and choose its officers. The following is a list of the Trustees and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years:

Thomas L. Bennett,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; formerly, Director, Morgan Stanley Universal Funds, Inc.

Thomas P. Gerrity, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business , University of Pennsylvania; Director, Digital Equipment Corp.; Director, Sun Company, Inc.; Director, Fannie Mae; Director, Reliance Group Holdings; Director, CVS Corporation; Director, IKON Office Solutions, Inc.; formerly, Director, Union Carbide Corporation.

Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

Joseph J. Kearns, Trustee; investment consultant; Chief Investment Officer, The
J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

Vincent R. McLean, Trustee; Director, Legal and General America, Inc.; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly, Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

   --------------------------------------------------------------------------

James D. Schmid, President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc., Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, The Chase Manhattan Bank.

Lorraine Truten, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

James Gallo, Treasurer, MAS Funds; Head of Fund Administration, Miller, Anderson & Sherrerd, LLP; formerly, Manager, Investment Accounting and then Vice President and Director of Investment Accounting, PFPC, Inc.

John H. Grady, Jr., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius LLP.

Richard J. Shoch, Assistant Secretary, MAS Funds; Fund Compliance Officer, Miller, Anderson & Sherrerd, LLP; formerly, Fund Legal Administrator and then Counsel, Vice President and Assistant Secretary, SEI Corporation.

Remuneration of Trustees and Officers

The Fund pays each Trustee, who is not also an officer or interested person, a fee for each Board of Trustees Meeting attended plus travel and other expenses incurred in attending such meetings. Trustees who are also officers or interested persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by the Adviser or Sub-Administrator.

The Fund maintains an unfunded Deferred Compensation Plan ("Plan") which allows each independent Trustee to defer payment of his or her retainer and fees to a later date. The Fund's policy is for each Trustee to defer at least twenty-five percent (25%) of his or her retainer and fees received annually from the Fund. To that end, the Plan requires that each Eligible Trustee (defined by the Plan as a member of the Board of Trustees who is not an "interested person" of the Fund, as such term is defined under Section 2(a)(19) of the 1940 Act) defer his or her entire retainer, which is deemed a deferral of twenty-five percent (25%) of the Trustee's retainer and fees received from the Fund for the year. The Plan also permits the Eligible Trustee to defer all, or a portion, of the fees received for attending meetings of the Board of Trustees throughout the year. Amounts deferred by each Eligible Trustee are credited with a return equal to what those amounts would have received if they had been invested in portfolios of the Fund selected by that Trustee. Any deferred amounts will not be available to Eligible Trustees for a period of three (3) or more years and distributions may not be deferred beyond the Eligible Trustee's membership on the Board of Trustees. Distributions to an Eligible Trustee are either in the form of a lump sum or equal annual installments over a period of five (5) years and commence within ninety (90) days after the last date during the deferral period on which the Fund makes a valuation of the Eligible Trustee's deferred compensation. The Fund intends that the Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986. The rights of an Eligible Trustee and the beneficiaries to the amounts held under the Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund. The Plan became effective May 23, 1996. There were no payments under the Plan during the fiscal year ended September 30, 1997.

The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 1997 is set forth below.

                                 Aggregate             Pension or Benefits
                             Compensation from          Accrued as Part of         Total Compensation
Name of Trustee                  the Fund#                Fund Expenses              from the Fund
---------------              -----------------         -------------------         ------------------
Thomas L. Bennett*                  -0-                        -0-                         -0-
Thomas P. Gerrity                $57,000##                   $64,942                     $57,000
Joseph P. Healey                 $57,000##                   $30,173                     $57,000
Joseph J. Kearns                 $57,000##                   $60,102                     $57,000
C. Oscar Morong, Jr.             $57,000##                   $89,534                     $57,000
Vincent R. McLean                $57,000##                   $96,238                     $57,000

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

# Includes amounts deferred from quarterly meeting fees at the election of Trustees under the Deferred Compensation Plan.

## In addition, each Trustee has deferred his retainer of $12,000 under the Deferred Compensation Plan.

                               INVESTMENT ADVISER

Under an Investment Advisory Agreement ("Agreement") with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of the portfolio, manages the investment and reinvestment of the assets of the portfolio. In this regard, it is the responsibility of the Adviser to make investment decisions for the portfolio and to place the portfolio's purchase and sales orders for investment securities.

As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the portfolio and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), the portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rate, to the portfolio's average daily net assets for the quarter:

                                      Rate
                                      ----
Small Cap Growth                      1.00%

In cases where a shareholder of any of the portfolio has an investment counseling relationship with the Adviser, the Adviser may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the Fund. This procedure will be utilized with clients having contractual relationships based on total assets managed by Miller Anderson & Sherrerd, LLP to avoid situations where excess advisory fees might be paid to the Adviser. In no event will a client pay higher total advisory fees as a result of the client's investment in the Fund.

The Agreement continues for successive one year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each portfolio of the Fund. If the holders of any portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each portfolio which approved the Agreement, and to any portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any portfolio without penalty, at any time, (1) by vote of the Board of Trustees or by vote of the outstanding voting securities of the portfolio or (2) on sixty
(60) days' written notice to the Adviser, or (3) by the Adviser upon ninety (90) days' written notice to the Fund.

The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to each portfolio, based on their relative net assets. The portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

                                 ADMINISTRATION

MAS also serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Chase Global Funds Services Company (formerly Mutual Fund Services Company, or MFSC), an affiliate of The Chase Manhattan Bank, serves as transfer agent and provides fund accounting and other services pursuant to a sub-administration agreement.

                              DISTRIBUTOR FOR FUND

MAS Fund Distribution, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, with its principal office at One Tower Bridge, West Conshohocken, Pennsylvania 19428, distributes the shares of the Fund. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Trustees, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

                                   CUSTODIANS

The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The Custodians hold cash, securities, and other assets of the Fund as required by the 1940 Act. Morgan Stanley Trust Company is an affiliated person, as defined in the 1940 Act, of the Adviser and is compensated for its services as custodian on a per account basis plus out of pocket expenses.

                             PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. In so doing, the Adviser will consider all matters it deems relevant, including the following: the Adviser's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

Although the Adviser generally seeks competitive commission rates and dealer spreads, the portfolio will not necessarily pay the lowest available commission on brokerage transactions or markups on principal transactions. Transactions may involve specialized services on the part of the broker or dealer involved, and thereby justify higher commissions or markups than would be the case with other transactions requiring more routine services. In addition, the portfolio may pay higher commission rates or markups than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, pricing, and execution services provided by the broker or dealer effecting the transaction. The Adviser does not attempt to put a specific dollar value on the research services rendered or to allocate the relative costs or benefits of those services among its clients, believing that the research it receives will help the Adviser to fulfill its overall duty to its clients. The Adviser uses research services obtained in this manner for the benefit of all of its clients, though each particular research service may not be used to service each client. As a result, the Fund may pay brokerage commissions or markups that are used, in part, to purchase research services that are not used to benefit the Fund.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the portfolio or who act as agents in the purchase of shares of the portfolio for their clients. During the fiscal years ended September 30, 1995, 1996 and 1997, the Fund paid brokerage commissions of $13,457,075, $18,252,335 and $19,134,219, respectively.

Some securities considered for investment by the portfolio may also be appropriate for other clients serviced by the Adviser. The Adviser may place a combined order for two or more accounts or portfolios for the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price execution. Transactions involving commingled orders are allocated in a manner deemed to be equitable to each account or portfolio. Although it is recognized that, in some cases, joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Adviser and the Fund's Board of Trustees that combining such orders generally will be more advantageous to the Fund than effecting such transactions separately.

If purchases or sales of securities consistent with the investment policies of the portfolio and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees.

On May 31, 1997, Morgan Stanley Group Inc., then the indirect parent of the Adviser, merged with Dean Witter, Discover & Co. to form Morgan Stanley Dean Witter & Co. As an indirect subsidiary of Morgan Stanley Dean Witter & Co., the Adviser is affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers (collectively, the AAffiliated Brokers@). The Adviser may, in the exercise of its discretion under its investment management agreement, effect transactions in securities or other instruments for the Fund through the Affiliated Brokers. The Fund paid $132,104 in brokerage commissions to affiliates for $75,128,827 of brokered transactions for the fiscal year ended September 30, 1997.

                               GENERAL INFORMATION

Description of Shares and Voting Rights

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("portfolios") of shares. Currently the Fund is offering shares of twenty-nine portfolios.

The shares of the portfolio are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder of a class is entitled to one vote for each full class share held (and a fractional vote for each fractional class share held) in the shareholder's name on the books of the Fund. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares (such as a distribution plan or service agreement relating to that class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

The Fund will continue without limitation of time, provided however that:

1) Subject to the majority vote of the holders of shares of the portfolio of the Fund outstanding, the Trustees may sell or convert the assets of such portfolio to another investment company in exchange for shares of such investment company, and distribute such shares, ratably among the shareholders of such portfolio;

2) Subject to the majority vote of shares of the portfolio of the Fund outstanding, the Trustees may sell and convert into money the assets of such portfolio and distribute such assets ratably among the shareholders of such portfolio; and

3) Without the approval of the shareholders of the portfolio, unless otherwise required by law, the Trustees may combine the assets of any two or more portfolios into a single portfolio so long as such combination will not have a material adverse effect upon the shareholders of such portfolio.

Upon completion of the distribution of the remaining proceeds or the remaining assets of the portfolio as provided in paragraphs 1), 2), and 3) above, that portfolio shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged with regard to that portfolio.

Dividends and Distributions

The Fund's policy is to distribute substantially all of the portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Distributions and Taxes" in the prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of the portfolio by an investor may have the effect of reducing the per share net asset value of that portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the prospectus.

As set forth in the prospectus, unless the shareholder elects otherwise in writing, all dividends and distributions are automatically received in additional shares of the portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gain distributions in cash) has been elected. An account statement is sent to shareholders whenever a dividend or distribution is paid.

The portfolio is treated as a separate entity (and hence, as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by the portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another portfolio.

Shareholder and Trustee Liability

Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

                             PERFORMANCE INFORMATION

The Fund may from time to time quote various performance figures to illustrate the past performance of its portfolios. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods for computing performance follows.

Total Return

A portfolio's average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods (or, if shorter, the period since inception of the portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5, and 10 year period (or, if shorter, the period since inception of the portfolio) and the deduction of all applicable Fund expenses on an annual basis. When considering average total return figures for periods longer than one year, it is important to note that a portfolio's annual total return for any one period might have been greater or less than the average for the entire period. Average annual total return is calculated according to the following formula:

      P (1+T)n = ERV

Where:          P = a hypothetical initial payment of $1,000

                T = average annual total return

                n = number of years

                ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

The portfolio may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (e.g. income dividends or returns for specific types of securities such as industry or country types). The formula for calculating aggregate total return can be expressed as follows:

                Aggregate Total Return =             [  (  ERV  )  -  1  ]

                                                    -----------------------

                                                             P

The portfolio may also calculate a total return gross of all expenses which reflects the cumulative percentage change in value over the measuring period prior to the deduction of all fund expenses. The formula for calculating the total return gross of all expenses can be expressed as follows:

Total Return Gross of all Expenses = ((ERV + E)/P) -1)

E = Fund expenses deducted from the ending redeemable value during the measuring period.

Yield

In addition to total return, the portfolio may quote performance in terms of a 30-day yield. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the portfolio to maintain its books and records, therefore the advertised 30-day yield may not reflect the income paid to your own account or the yield reported in the portfolio's reports to shareholders. A portfolio may also advertise or quote a yield which is gross of expenses.

The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                       Yield  =  2  [ ( (a-b/cd) + 1) 6 - 1 ]

Where:

a =      dividends and interest earned during the period.

b =      expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

                                COMPARATIVE INDEX

The portfolio may from time to time use the following unmanaged index for performance comparison purposes:

Russell 2000

The Russell 2000 Index consists of the 2,000 smallest of the 3,000 largest stocks. Market capitalization is typically between $610 million and $57 million. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 2,000 stocks in the Russell 2000 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal year ended September 30, 1997, including notes thereto and the report of Price Waterhouse LLP thereon are incorporated herein by reference. A copy of the 1997 Annual Report will accompany the delivery of this Statement of Additional Information. The Small Cap Growth Portfolio had not commenced operations as of September 30, 1997.

                 APPENDIX-DESCRIPTION OF SECURITIES AND RATINGS

I.  Description of Bond Ratings

Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: judged to be the best quality; carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; Ba: B: protection of interest and principal payments is questionable.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1,2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation's Corporate Bond Ratings:

AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch Investors Services, Inc. Corporate Bond Ratings:

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on the these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

Excerpts from Duff & Phelps Corporate Bond Ratings:

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time of economic conditions.

A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+,BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protections factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP: Preferred stock with dividend arrearage.

Description of Bond Ratings

Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree an is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1,2 and 3 in each rating classification from "aa "through "b" in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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Excerpts from Standard & Poor's Corporation's Preferred Stock Ratings

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations , although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB,B,CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions. CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus(+) or Minus(-): The ratings from "AA" for "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch Investors Services, Inc. Preferred Stock Ratings:

AAA: Preferred stocks assigned this rating are the highest quality. Strong asset protection, conservative balance sheet ratios, and positive indications of continued protection of preferred dividend requirements are prerequisites for an "AAA" rating.

AA: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

A: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

BBB: Preferred or preference issues assigned this rating are reasonably safe but lack the protections of the "A" to "AAA" categories. Current results should be watched for possible of deterioration.

BB: Preferred or preference issues assigned this rating are considered speculative. The margin of protection is slim or subject to wide fluctuations. The loner-term financial capacities of the enterprises cannot be predicted with assurance.

B: Issues assigned this rating are considered highly speculative. While earnings should normally cover dividends, directors may reduce or omit payment due to unfavorable developments, inability to finance, or wide fluctuations in earnings.

CCC: Issues assigned this rating are extremely speculative and should be assessed on their prospects in a possible reorganization. Dividend payments may be in arrears with the status of the current dividend uncertain.

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CC: Dividends are not currently being paid and may be in arrears. The outlook for future payments cannot be assured.

C: Dividends are not currently being paid and may be in arrears. Prospects for future payments are remote.

D: Issuer is in default on its debt obligations and has filed for reorganization or liquidation under the bankruptcy law.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA", "CCC", "CC", "C", and "D" categories.













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